UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 1995


                      PACIFIC INTERNATIONAL SERVICES CORP.
               (Exact Name of Registrant as Specified in Charter)


     California                000-11404              95-2877371
  (State or other           Commission File        (I.R.S. Employer
  jurisdiction of               Number            Identification No.)
  incorporation or
  organization)


  2841 N. Nimitz Highway, Honolulu, Hawaii              96819
  (Address of principal executive offices)            (Zip Code)


                                 (808) 836-0515
               Registrant's telephone number, including area code


           1600 Kapiolani Boulevard, Suite 825, Honolulu, Hawaii 96814
              (Former name, former address and former fiscal year,
                         if changed since last report.)


Item 2.  Acquisition or Disposition of Assets.

     Pacific International Services Corp. (the "Company") has closed the sale of its rental car division to Dollar Systems, Inc. on December 21, 1995. The Company has issued a press release on December 26, 1995, the terms of which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     20.1 Press Release issued on December 26, 1995.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PACIFIC INTERNATIONAL SERVICES CORP.
                                   (Registrant)


Date:   1-4-96           By   /s/ Richard Bauman
                              Richard Bauman
                              Vice President